ALL-AMERICAN TERM TRUST INC.

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                                    NOTICE OF

                         ANNUAL MEETING OF SHAREHOLDERS

                                  MAY 15, 1997

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TO THE SHAREHOLDERS:

        The annual meeting of shareholders of All-American Term Trust Inc. ("Trust") will be held on May 15, 1997 at 10:00 a.m., Eastern time, at 1285 Avenue of the Americas, 38th Floor, New York, New York 10019 for the following purposes:

                (1) To elect nine (9) directors to serve until the annual meeting of shareholders in 1998, or until their successors are elected and qualified;

                (2) To ratify the selection of Ernst & Young LLP as the Trust's independent auditors for the fiscal year ending January 31, 1998; and

                (3) To transact such other business as may properly come before the meeting or any adjournment thereof.

        You are entitled to vote at the meeting and any adjournments thereof if you owned Trust shares at the close of business on March 20, 1997. If you attend the meeting, you may vote your shares in person. IF YOU DO NOT EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED POSTAGE PAID ENVELOPE.

                                        By order of the board of directors,

                                        DIANNE E. O'DONNELL

                                        SECRETARY

April 1, 1997
1285 Avenue of the Americas
New York, New York 10019

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                             YOUR VOTE IS IMPORTANT

                        NO MATTER HOW MANY SHARES YOU OWN

        PLEASE INDICATE YOUR VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD, DATE AND SIGN IT, AND RETURN IT IN THE ENVELOPE PROVIDED. IF YOU SIGN, DATE AND RETURN THE PROXY CARD BUT GIVE NO VOTING INSTRUCTIONS, YOUR SHARES WILL BE VOTED `FOR' THE NOMINEES FOR DIRECTOR NAMED IN THE ATTACHED PROXY STATEMENT AND `FOR' ALL OTHER PROPOSALS NOTICED ABOVE. IN ORDER TO AVOID THE ADDITIONAL EXPENSE TO THE TRUST OF FURTHER SOLICITATION, WE ASK YOUR COOPERATION IN MAILING IN YOUR PROXY CARD PROMPTLY.

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


                      INSTRUCTIONS FOR SIGNING PROXY CARDS

        The following general guidelines for signing proxy cards may be of assistance to you and avoid the time and expense to the Trust in validating your vote if you fail to sign your proxy card properly.

        1. INDIVIDUAL ACCOUNTS: Sign your name exactly as it appears in the registration on the proxy card.

        2. JOINT ACCOUNTS: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

        3. ALL OTHER ACCOUNTS: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

                     REGISTRATION                   VALID SIGNATURE

                     -------------                   --------------

    Corporate Accounts

      (1) ABC Corp.............................. ABC Corp.
                                                 John Doe, Treasurer
      (2) ABC Corp.............................. John Doe, Treasurer
      (3) ABC Corp. c/o John Doe, Treasurer..... John Doe
      (4) ABC Corp. Profit Sharing Plan......... John Doe, Trustee

    Partnership Accounts

      (1) The XYZ Partnership................... Jane B. Smith, Partner
      (2) Smith and Jones, Limited Partnership.. Jane B. Smith, General Partner

    Trust Accounts

      (1) ABC Trust Account..................... Jane B. Doe, Trustee
      (2) Jane B. Doe, Trustee u/t/d 12/18/78... Jane B. Doe

    Custodial or Estate Accounts

      (1) John B. Smith, Cust. f/b/o
          John B. Smith, Jr. UGMA/UTMA.......... John B. Smith
      (2) Estate of John B. Smith............... John B. Smith, Jr., Executor

                          ALL-AMERICAN TERM TRUST INC.

                           1285 AVENUE OF THE AMERICAS

                            NEW YORK, NEW YORK 10019

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                                 PROXY STATEMENT

            ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 15, 1997

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        This statement is furnished to the  shareholders  of  All-American  Term
Trust Inc. ("Trust") in connection with the board of directors' solicitation of proxies to be used at the annual meeting of the shareholders of the Trust to be held on May 15, 1997, or any adjournment or adjournments thereof. This proxy statement and the related proxy card will first be mailed to shareholders on or about April 1, 1997.

        A majority of the shares outstanding on March 20, 1997, represented in person or by proxy, must be present for the transaction of business at the meeting. In the event that a quorum is not present at the annual meeting, or if a quorum is present at the annual meeting but sufficient votes to approve any of the proposals are not received, the persons named as proxies may propose one or more adjournments of the annual meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the annual meeting in person or by proxy. The persons named as proxies will vote those proxies which they are entitled to vote FOR any such proposal in favor of such an adjournment, and will vote those proxies required to be voted AGAINST any such proposal against such adjournment. A shareholder vote may be taken on one or more of the proposals in this proxy statement prior to any such adjournment if sufficient votes have been received and it is otherwise appropriate.

        Broker non-votes are shares held in street name for which the broker indicates that instructions have not been received from the beneficial owners or other persons entitled to vote and for which the broker does not have discretionary voting authority. Abstentions and broker non-votes will be counted as shares present for purposes of determining whether a quorum is present but will not be voted for or against any adjournment or proposal. Accordingly, abstentions and broker non-votes effectively will be a vote against adjournment but will have no effect on Proposals 1 and 2 for which the required vote is a plurality and majority, respectively, of the votes cast.

        The individuals named as proxies on the enclosed proxy card will vote in accordance with your direction as indicated thereon if your proxy card is received properly executed by you or by your duly appointed agent or attorney-in-fact. If you give no voting instructions, your shares will be voted FOR the nine nominees for directors named herein and FOR the remaining proposals described in this proxy statement. You may revoke any proxy card by giving another proxy or by letter or telegram revoking the initial proxy. To be effective, your revocation must be received by the Trust prior to the meeting and must indicate your name and account number. In addition, if you attend the meeting in person you may, if you wish, vote by ballot at the meeting, thereby cancelling any proxy previously given.

        As of the record date, March 20, 1997, the Trust had 13,706,667 shares of common stock outstanding. The solicitation of proxies, the cost of which will be borne by the Trust, will be made primarily by mail but also may include telephone or oral communications by regular employees of Mitchell Hutchins Asset Management Inc. ("Mitchell Hutchins") or PaineWebber Incorporated ("PaineWebber"), who will not receive any compensation therefor from the Trust. Management does not know of any person who owns beneficially 5% or more of the shares of the Trust. Each full share of the Trust outstanding is entitled to one vote and each fractional share of the Trust outstanding is entitled to a proportionate share of one vote.

        A COPY OF THE TRUST'S MOST RECENT ANNUAL REPORT IS BEING MAILED CONCURRENTLY TO SHAREHOLDERS.

        Mitchell Hutchins serves as the Trust's investment adviser and administrator. Mitchell Hutchins is a wholly owned subsidiary of PaineWebber, which is a wholly owned subsidiary of Paine Webber Group Inc. ("PW Group"), a publicly held financial services holding company. PaineWebber may from time to time act as a dealer and secondary market-maker in connection with over-the-counter secondary market sales of the Trust's common stock. The principal business address of each of Mitchell Hutchins, PaineWebber and PW Group is 1285 Avenue of the Americas, New York, New York 10019.

                       PROPOSAL 1. ELECTION OF DIRECTORS

        Proposal 1 relates to the election of directors of the Trust. Management proposes the election of the nine nominees named in the table below. Each nominee, including those who are not "interested persons" of the Trust as that term is defined by the Investment Company Act of 1940 ("1940 Act") ("Independent Directors"), has indicated his or her willingness to serve if elected. If elected, each nominee will hold office until the next annual meeting of shareholders or until his or her successor is elected and qualified. Unless you give contrary instructions on the enclosed proxy card, your shares will be voted in favor of the election of the nine nominees. If any of the nominees should withdraw or otherwise become unavailable for election, your shares will be voted in favor of such other nominee or nominees as management may recommend.

        Mr. Bewkes served as a director from the Trust's inception except during the period November 17 to December 27, 1993. Messrs. Armstrong and Burt have served as directors of the Trust since May 18, 1995. Each of the other directors was first elected to the board on April 11, 1996. Directors shall be elected by the affirmative vote of a plurality of the votes cast for the election of directors, present in person or by proxy and entitled to vote thereon, provided a quorum is present. There currently is one vacancy among the ten positions on the Trust's board due to the recent resignation of John R. Torell III, and only the nine current directors have been selected as nominees. Proxies may not be voted for more than nine board positions. None of the current directors and executive officers as a group (24 persons) beneficially owned any shares of the Trust on February 28, 1997.


                                                       PRESENT POSITION WITH THE                                     SHARES OWNED
                                                   TRUST; BUSINESS EXPERIENCE DURING                               BENEFICIALLY ON
       NOMINEE; AGE                              PAST FIVE YEARS; OTHER DIRECTORSHIPS                            FEBRUARY 28, 1997**
       ------------                              ------------------------------------                            -------------------

Margo N. Alexander*; 50     DIRECTOR AND PRESIDENT.  Mrs. Alexander is president,  chief executive officer and            --
                            a director of Mitchell  Hutchins  (since  January 1995) and also an executive vice president  and a director  of  PaineWebber.  Mrs.  Alexander  is  president  and a director or trustee of 29  investment  companies  for which  Mitchell  Hutchins or
                            PaineWebber serves as investment adviser.

Richard Q. Armstrong; 61    DIRECTOR.  Mr. Armstrong is chairman and principal of RQA Enterprises  (management            --
                            consulting  firm) (since April 1991 and  principal  occupation  since March 1995).
                            Mr. Armstrong is also a director of Hi Lo Automotive,  Inc. He was chairman of the board, chief executive officer and co-owner of Adirondack  Beverages (producer and distributor of soft drinks and sparking/still  waters) (October  1993-March 1995).
                            Mr.  Armstrong  was a partner  of The New  England  Consulting  Group  (management consulting firm) (December  1992-September 1993). He was managing director of LVMH
                            U.S.  Corporation (U.S.  subsidiary of the French luxury goods conglomerate,  Luis
                            Vuitton  Moet  Hennessey  Corporation)  (1987-1991)  and  chairman of its wine and spirits subsidiary,  Schieffelin & Somerset Company (1987-1991).  Mr. Armstrong is
                            also a director or trustee of 28 investment  companies for which Mitchell Hutchins or PaineWebber serves as investment adviser.

                                       2



                                                       PRESENT POSITION WITH THE                                     SHARES OWNED
                                                   TRUST; BUSINESS EXPERIENCE DURING                               BENEFICIALLY ON
       NOMINEE; AGE                              PAST FIVE YEARS; OTHER DIRECTORSHIPS                            FEBRUARY 28, 1997**
       ------------                              ------------------------------------                            -------------------

E. Garrett Bewkes, Jr.*; 70 DIRECTOR AND CHAIRMAN OF THE BOARD OF  DIRECTORS.  Mr.  Bewkes is a director of PW            --
                            Group.  Prior to December 1995, he was a consultant to PW Group. Prior to 1988, he was  chairman  of the board,  president  and chief  executive  officer of American
                            Bakeries  Company.   Mr.  Bewkes  is  also  a  director  of  Interstate   Bakeries
                            Corporation  and NaPro  BioTherapeutics,  Inc. Mr. Bewkes is a director or trustee of 29 investment  companies for which Mitchell  Hutchins or PaineWebber  serves as investment adviser.

Richard R. Burt; 50         DIRECTOR.  Mr. Burt is chairman of  International  Equity Partners  (international            --
                            investments  and  consulting  firm) (since March 1994) and a partner of McKinsey &
                            Company  (management  consulting  firm)  (since  1991).  He is also a director  of
                            American   Publishing  Company  and   Archer-Daniels-Midland   Co.   (agricultural
                            commodities).  He was the chief  negotiator in the Strategic Arms Reduction  Talks with the former Soviet Union  (1989-1991)  and the U.S.  Ambassador to the Federal
                            Republic  of  Germany  (1985-1989).  Mr.  Burt  is a  director  or  trustee  of 28 investment  companies  for  which  Mitchell  Hutchins  or  PaineWebber  serves  as investment adviser.

Mary C. Farrell*; 47        DIRECTOR.  Ms. Farrell is a managing  director,  senior investment  strategist and            --
                            member of the  Investment  Policy  Committee of  PaineWebber.  Ms.  Farrell joined
                            PaineWebber  in 1982.  She is a member of the Financial  Women's  Association  and
                            Women's  Economic  Roundtable and is employed as a regular panelist on Wall $treet
                            Week with Louis  Rukeyser.  She also serves on the Board of  Overseers of New York
                            University's Stern School of Business.  Ms. Farrell is a director or trustee of 28 investment  companies  for  which  Mitchell  Hutchins  or  PaineWebber  serves  as investment adviser.

Meyer Feldberg; 55          DIRECTOR.  Mr. Feldberg is Dean and Professor of Management of the Graduate School            --
                            of Business, Columbia University.  Prior to 1989, he was president of the Illinois
                            Institute of Technology.  Dean Feldberg is also a director of K-III Communications
                            Corporation,  Federated  Department Stores, Inc. and Revlon, Inc. Dean Feldberg is
                            a director or trustee of 28 investment  companies for which  Mitchell  Hutchins or
                            PaineWebber serves as investment adviser.

George W. Gowen; 67         DIRECTOR.  Mr. Gowen is a partner in the law firm Dunnington,  Bartholow & Miller.            --
                            Prior to May 1994,  he was a partner in the law firm of Fryer,  Ross & Gowen.  Mr.
                            Gowen is a director  of Columbia  Real Estate  Investments,  Inc.  Mr.  Gowen is a
                            director or trustee of 28  investment  companies  for which  Mitchell  Hutchins or
                            PaineWebber serves as investment adviser.

                                       3



                                                       PRESENT POSITION WITH THE                                     SHARES OWNED
                                                   TRUST; BUSINESS EXPERIENCE DURING                               BENEFICIALLY ON
       NOMINEE; AGE                              PAST FIVE YEARS; OTHER DIRECTORSHIPS                            FEBRUARY 28, 1997**
       ------------                              ------------------------------------                            -------------------

Frederic V. Malek; 60       DIRECTOR.  Mr. Malek is chairman of Thayer Capital Partners  (merchant bank). From            --
                            January 1992 to November 1992, he was campaign  manager of  Bush-Quayle  '92. From
                            1990 to 1992,  he was vice  chairman  and,  from 1989 to 1990, he was president of
                            Northwest  Airlines Inc., NWA Inc.  (holding  company of Northwest  Airlines Inc.)
                            and Wings  Holdings  Inc.  (holding  company of NWA Inc.).  Prior to 1989,  he was employed by the Marriot  Corporation  (hotels,  restaurants,  airline catering and contract  feeding),  where he most  recently was an executive  vice  president and president of Marriot Hotels and Resorts.  Mr. Malek is also a director of American
                            Management Systems,  Inc.  (management  consulting and computer related services),
                            Automatic  Data  Processing,   Inc.,  CB  Commercial   Group,  Inc.  (real  estate
                            services),  Choice Hotels International (hotel and hotel franchising),  FPL Group,
                            Inc. (electric services),  Integra, Inc.  (bio-medical),  Manor Care, Inc. (health care),  National Educational  Corporation and Northwest Airlines Inc. Mr. Malek is
                            a director or trustee of 28 investment  companies for which  Mitchell  Hutchins or
                            PaineWebber serves as investment adviser.

Carl W. Schafer; 61         DIRECTOR.  Mr.  Schafer  is  president  of  the  Atlantic  Foundation  (charitable            --
                            foundation  supporting  mainly  oceanographic  exploration and research).  He is a director of Roadway Express, Inc. (trucking),  The Guardian Group of Mutual Funds,
                            Evans Systems,  Inc. (motor fuels,  convenience  store and  diversified  company),
                            Electronic Clearing House, Inc. (financial transactions  processing),  Wainoco Oil
                            Corporation and Nutraceutix,  Inc. (biotechnology company). Prior to January 1993, he was chairman of the Investment  Advisory Committee of the Howard Hughes Medical
                            Institute.  Mr.  Schafer is a director or trustee of 28  investment  companies for which Mitchell Hutchins or PaineWebber serves as an investment adviser.


----------
 * Mrs. Alexander, Mr. Bewkes and Ms. Farrell are "interested persons" of the Trust, as defined in the 1940 Act, by virtue of their positions with Mitchell Hutchins, PaineWebber and/or PW Group.

** Unless otherwise stated, as of the date indicated, each director had sole voting and investment power of shares owned.

        The board of directors of the Trust met five times during the fiscal year ended January 31, 1997. Each of the directors attended 75% or more of the board meetings during the last fiscal year. The Audit and Contract Review Committee ("ACR Committee") of the board currently consists of Messrs. Armstrong, Burt, Feldberg, Gowen, Malek and Schafer. The ACR Committee has established a sub-committee that periodically reviews the contractual and audit arrangements for the Trust and reports back to the full ACR Committee. Messrs. Burt, Feldberg, Gowen and Schafer are members of this sub-committee. Each member of the Trust's ACR Committee is also a member of a similar committee established by the board of other investment companies for which Mitchell Hutchins or PaineWebber serves as investment adviser and also may be a member of a sub-committee established by another fund's audit and contract review committee. The duties of the ACR Committee are (a) to review the financial and accounting policies of the Trust, including internal accounting control procedures, and to review reports prepared by the Trust's independent auditors, including reports on the Trust's financial statements; (b) to review and recommend approval or disapproval of audit and non-audit services and the fees charged for such services; (c) to evaluate the independence of the independent auditors and to recommend whether to retain such independent auditors for the next fiscal year; and (d) to report to the board and make such recommendations as it deems necessary. The ACR Committee and the related sub-committee each met once during the fiscal year ended January 31, 1997. Each member of the ACR Committee and Sub-Committee attended 75% or more of the committee meetings.

        The board does not have a standing nominating or compensation committee. The Trust pays the Independent Directors $1,000 annually and $150 for each board meeting and for each separate meeting of a board committee. The chairmen of the sub-committees of individual funds within the PaineWebber fund complex receive additional annual compensation aggregating $15,000 each from the relevant funds. Directors of the Trust who are "interested persons" as defined in the 1940 Act receive no compensation from the Trust. Directors are reimbursed for any expenses incurred in attending meetings. Each director will be subject to mandatory retirement at the end of the year in which he or she becomes 72 years old. The table below includes certain information relating to the compensation of the Trust's directors.

                               COMPENSATION TABLE

                                                                     TOTAL
                                                   AGGREGATE     COMPENSATION
                                                 COMPENSATION      FROM THE
NAME OF                                              FROM        TRUST AND THE
PERSON, POSITION                                  THE TRUST*     FUND COMPLEX**
-----------------------                          -------------  ---------------
Richard Q. Armstrong,
  Director.....................................      $2,572          $59,873
Richard R. Burt,
  Director.....................................      $2,422          $51,173
Meyer Feldberg,
  Director***..................................      $1,156          $96,181
George W. Gowen,
  Director***..................................      $1,156          $92,431
Federic V. Malek,
  Director***..................................      $1,156          $92,431
Carl W. Schafer,
  Director***..................................      $1,156          $62,307
John R. Torell III,
  Director****.................................      $2,572          $60,123

--------------------------------------------------------------------------------

        Only independent members of the board are compensated by the Trust and identified above; directors who are "interested persons," as defined by the 1940 Act, do not receive compensation.

        * Represents fees paid to each director during the fiscal year ended January 31, 1997.

       ** Represents total compensation paid to each director by 28 investment companies for which Mitchell Hutchins or PaineWebber serves as investment adviser during the twelve months ended December 31, 1996; no fund within the complex has a bonus, pension, profit sharing or retirement plan.

      *** Elected as a director at a shareholder meeting held on April 11, 1996.

     **** Not standing for re-election.

          PROPOSAL 2. RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

        The Trust's financial statements for the fiscal year ended January 31, 1997, were audited by Ernst & Young LLP ("Ernst & Young"), independent auditors. In addition, Ernst & Young prepares the Trust's federal and state annual income tax returns.

        The board of directors of the Trust has selected Ernst & Young as the independent auditors for the Trust for the fiscal year ending January 31, 1998, subject to ratification by shareholders of the Trust at the annual meeting. Ernst & Young has been the Trust's independent auditors since its inception in March 1993. The ratification of Ernst & Young as independent auditors is to be voted upon at the annual meeting, and it is intended that the persons named in the accompanying proxy will vote for such ratification unless contrary instructions are given. Ernst & Young has informed the Trust that it has no material direct or indirect financial interest in the Trust. The affirmative vote of the holders of a majority of the shares of the Trust cast at the annual meeting is required for ratification, provided a quorum is present.

        Representatives of Ernst & Young are not expected to be present at the meeting but have been given the opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence.

        THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" PROPOSAL 2.

                               EXECUTIVE OFFICERS

        Officers of the Trust are appointed by the directors and serve at the pleasure of the board. None of the Trust's officers currently receives any compensation from the Trust. The executive officers of the Trust, in addition to Mrs. Alexander (about whom information is given previously), are:

                JULIEANNA BERRY, age 33, vice president of the Trust (appointed April 1996). Ms. Berry is a vice president and a portfolio manager of Mitchell Hutchins. Ms. Berry is a vice president of two investment companies for which Mitchell Hutchins serves as investment adviser.

                JAMES F. KEEGAN, age 36, vice president of the Trust (appointed April 1996). Mr. Keegan is a senior vice president and a portfolio manager of Mitchell Hutchins. Prior to March 1996, he was director of fixed income strategy and research of Merrion Group, L.P. From 1987 to 1994, he was a vice president of global investment management of Bankers Trust. Mr. Keegan is a vice president of three investment companies for which Mitchell Hutchins serves as investment adviser.

                THOMAS J. LIBASSI, age 38, vice president of the Trust (appointed September 1995). Mr. Libassi is a senior vice president and a portfolio manager of Mitchell Hutchins. Prior to May 1994, he was a vice president of Keystone Custodian Funds Inc. with portfolio management responsibility. Mr. Libassi is a vice president of four investment companies for which Mitchell Hutchins serves as investment adviser.

                C. WILLIAM MAHER, age 35, vice president and assistant treasurer of the Trust (appointed June 1995). Mr. Maher is a first vice president and a senior manager of the mutual fund finance division of Mitchell Hutchins. Mr. Maher is a vice president and assistant treasurer of 29 investment companies for which Mitchell Hutchins or PaineWebber serves as investment adviser.

                DENNIS MCCAULEY, age 50, vice president of the Trust (appointed September 1995). Mr. McCauley is a managing director and chief investment officer-fixed income of Mitchell Hutchins. Prior to December 1994, he was director of fixed income investments of IBM Corporation. Mr. McCauley is a vice president of 19 investment companies for which Mitchell Hutchins or PaineWebber serves as investment adviser.

                ANN E. MORAN, age 39, vice president and assistant treasurer of the Trust (appointed June 1993). Ms. Moran is a vice president of Mitchell Hutchins. Ms. Moran is a vice president and assistant treasurer of 29 investment companies for which Mitchell Hutchins or PaineWebber serves as investment adviser.

                DIANNE E. O'DONNELL, age 44, vice president and secretary of the Trust (appointed February 1992). Ms. O'Donnell is a senior vice president and deputy general counsel of Mitchell Hutchins. Ms. O'Donnell is a vice president and secretary of 29 investment companies for which Mitchell Hutchins or PaineWebber serves as investment adviser.

                EMIL POLITO, age 36, vice president of the Trust (appointed September 1996). Mr. Polito is a senior vice president and director of operations and control for Mitchell Hutchins. From March 1991 to September 1993, he was director of the Mutual Funds Sales Support and Service Center for Mitchell Hutchins and PaineWebber. Mr. Polito is a vice president of 29 investment companies for which Mitchell Hutchins or PaineWebber serves as investment adviser.

                VICTORIA E. SCHONFELD, age 46, vice president of the Trust (appointed May 1994). Ms. Schonfeld is a managing director and general counsel of Mitchell Hutchins. Prior to May 1994, she was a partner in the law firm of Arnold & Porter. Ms. Schonfeld is a vice president of 29 investment companies for which Mitchell Hutchins or PaineWebber serves as investment adviser.

                PAUL H. SCHUBERT, age 34, vice president and assistant treasurer of the Trust (appointed September 1994). Mr. Schubert is a first vice president and a senior manager of the mutual fund finance division of Mitchell Hutchins. From August 1992 to August 1994, he was a vice president at BlackRock Financial Management, Inc. Prior to August 1992, he was an audit manager with Ernst & Young LLP. Mr. Schubert is a vice president and assistant treasurer of 29 investment companies for which Mitchell Hutchins or PaineWebber serves as investment adviser.

                JULIAN F. SLUYTERS, age 36, vice president and treasurer of the Trust (appointed February 1992). Mr. Sluyters is a senior vice president and the director of the mutual fund finance division of Mitchell Hutchins. Mr. Sluyters is a vice president and treasurer of 29 investment companies for which Mitchell Hutchins or PaineWebber serves as investment adviser.

                MARK A. TINCHER, age 41, vice president of the Trust (appointed September 1995). Mr. Tincher is a managing director and chief investment officer--equities of Mitchell Hutchins. Prior to March 1995, he was a vice president and directed the U.S. funds management and equity research areas of Chase Manhattan Private Bank. Mr. Tincher is a vice president of 13 investment companies for which Mitchell Hutchins or PaineWebber serves as investment adviser.

                GREGORY K. TODD, age 40, vice president and assistant secretary of the Trust (appointed June 1993). Mr. Todd is a first vice president and senior associate general counsel of Mitchell Hutchins. Prior to 1993, he was a partner in the law firm of Shereff, Friedman, Hoffman & Goodman. Mr. Todd is a vice president and assistant secretary of nine investment companies and vice president and secretary of one investment company for which Mitchell Hutchins or PaineWebber serves as investment adviser.

                KEITH A. WELLER, age 35, vice president and assistant secretary of the Trust (appointed September 1995). Mr. Weller is a first vice president and associate general counsel of Mitchell Hutchins. Prior to joining Mitchell Hutchins in June 1995, he was an attorney with the law firm of Brown & Wood. Mr. Weller is a vice president and assistant secretary of 28 investment companies for which Mitchell Hutchins or PaineWebber serves as investment adviser.

                TERESA M. WEST, age 38, vice president of the Trust (appointed December 1993). Ms. West is a first vice president of Mitchell Hutchins. Prior to November 1993, she was compliance manager of Hyperion Capital Management, Inc., an investment advisory firm. Prior to April 1993, Ms. West was a vice president and manager -- legal administration of Mitchell Hutchins. Ms. West is a vice president of 29 investment companies for which Mitchell Hutchins or PaineWebber serves as investment adviser.

             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        An initial report under Section 16(a) of the Securities Exchange Act of 1934 was not timely filed for Mr. Polito. This delayed report did not involve any transactions in the Trust's common stock but related to his election as an officer. The Trust is not aware of any outstanding report required to be filed by any board member.

                              SHAREHOLDER PROPOSALS

        Any shareholder who wishes to submit proposals to be considered at the Trust's 1998 annual meeting of shareholders should send such proposals to the Trust at 1285 Avenue of the Americas, New York, New York 10019, so as to be received by the Trust no later than November 30, 1997. Shareholder proposals that are submitted in a timely manner will not necessarily be included in the Trust's proxy materials. Inclusion of such proposals is subject to limitations under the federal securities laws.

                                 OTHER BUSINESS

        Management knows of no business to be presented to the meeting other than the matters set forth in this proxy statement, but should any other matter requiring a vote of shareholders arise, the proxies will vote thereon according to their best judgment in the interest of the Trust.

                                        By order of the board of directors,

                                        DIANNE E. O'DONNELL

                                        SECRETARY

April 1, 1997

--------------------------------------------------------------------------------

        IT IS IMPORTANT THAT YOU EXECUTE AND RETURN YOUR PROXY PROMPTLY.

--------------------------------------------------------------------------------

ALL-AMERICAN
TERM TRUST INC.

PROXY
STATEMENT

ALL-AMERICAN
TERM TRUST INC.

NOTICE OF
ANNUAL MEETING
TO BE HELD ON
MAY 15, 1997
AND
PROXY STATEMENT

                                                                           PROXY
                                                                         -------

                          ALL-AMERICAN TERM TRUST INC.

             NOTICE OF ANNUAL MEETING OF SHAREHOLDERS - MAY 15, 1997

The undersigned hereby appoints as proxies GREGORY K. TODD and STEPHANIE HEMPHILL-JOHNSON and each of them (with power of substitution) to vote for the undersigned all shares of common stock of the undersigned at the aforesaid meeting and any adjournment thereof with all the power the undersigned would have if personally present.The shares represented by this proxy will be voted as instructed. UNLESS INDICATED TO THE CONTRARY, THIS PROXY SHALL BE DEEMED TO GRANT AUTHORITY TO VOTE "FOR" ALL PROPOSALS. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF ALL-AMERICAN TERM TRUST INC.

                             YOUR VOTE IS IMPORTANT

Please date and sign this proxy on the reverse side and return it in the enclosed envelope to:

PFPC Inc., P.O. Box 9426, Wilmington,DE 19809-9938. PFPC Inc. has been engaged to forward the enclosed proxy material and to tabulate proxies by mail.

        PLEASE INDICATE YOUR VOTE BY AN "X" IN THE APPROPRIATE BOX BELOW.

        THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR"

                                                              FOR
                                                 FOR    OR    ALL    OR    WITH-
                                                 ALL         EXCEPT        HOLD
                                                 [ ]           [ ]          [ ]

1.      ELECTION OF DIRECTORS

        (INSTRUCTIONS: To withhold authority to vote for any individual nominee, strike a line through the nominee's name in the list below and mark center box to right.)

Margo N.Alexander, Richard Q. Armstrong, E. Garrett Bewkes, Jr.,
Richard R.Burt, Mary C.Farrell, Meyer Feldberg, George W. Gowen,
Frederic V. Malek, Carl W. Schafer.

                                                 FOR
                                                 ALL         AGAINST     ABSTAIN
                                                 [ ]           [ ]         [ ]

2. To ratify the selection of Ernst & Young LLP as the Fund's independent auditors for the fiscal year ending January 31, 1998.

                   Continued and to be signed on reverse side

This proxy will not be voted unless it is dated and signed exactly as instructed below.


                                If shares are held by an individual, sign your name exactly as it appears on this card. If shares are held jointly, either party may sign, but the name of the party signing should conform exactly to the name shown on this proxy card. If shares are held by a corporation, partnership or similar account, the name and the capacity of the individual signing the proxy card should be indicated--for example: "ABC Corp., JohnDoe, Treasurer."


                                            Sign exactly as name appears hereon.

                                __________________________________________(L.S.)

                                __________________________________________(L.S.)

                                Date _____________________________________, 1997